EXHIBIT 10.3

COMMERCIAL SECURITY AGREEMENT

BORROWER:	CarePayment Technologies, Inc. 5300 SW Meadows Road, Suite 400 Lake Oswego, OR 97035 Telephone: (503) 419-3505	LENDER:	Aequitas Commercial Finance, LLC 5300 Meadows Road, Suite 400 Lake Oswego, OR 97035 Telephone: (503) 419-3500

THIS COMMERCIAL SECURITY AGREEMENT (this “Agreement”) dated September 29, 2011, is made and executed between CarePayment Technologies, Inc. (“Borrower”) and Aequitas Commercial Finance, LLC (“Lender”) on the following terms and conditions.

1.      GRANT OF SECURITY INTEREST.  For valuable consideration, Borrower grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to Collateral, in addition to all other rights which Lender may have by law.

2.      COLLATERAL DESCRIPTION.  The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Borrower is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note, this Agreement, and the Related Documents.

All cash, accounts receivable, notes receivable, contract rights, deposits, securities, investments, chattel paper, documents, instruments, general intangibles, inventory, raw materials, work in progress, finished goods, furnishings, fixtures, trade fixtures, equipment, machinery, motor vehicles and all other personal property, assets or rights of whatever nature now owned or hereafter acquired by Borrower and products and proceeds thereof.

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located.

(a)	All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(b)	All products and produce of any of the property described in this Collateral section.

(c)	All accounts, general intangibles, instruments, rents, monies, payments and all other rights, arising out of a sale, lease or other disposition of any of the Collateral.

(d)
All proceeds (including insurance proceeds) from the sale, destruction, loss or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from the party’s insurer, whether due to judgment, settlement or other process.

(e)
All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche or electronic media, together with all of Borrower’s right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media.

3.      CROSS-COLLATERALIZATION; FUTURE ADVANCES.  In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.  In addition to the Note, this Agreement secures all future advances made by Lender to Borrower regardless of whether the advances are made (i) pursuant to a commitment, or (ii) for the same purposes.

4.      BORROWER’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With respect to the Collateral, Borrower represents and promises to Lender that:

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(a)
Perfection of Security Interest.  Borrower authorizes Lender to file one or more financing statements and such other documents as Lender may require and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral.  Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender.  Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.  Lender may at any time, and without further authorization from Borrower, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement.  Borrower will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.  Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower.  This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

(b)
Landlord Lien Waiver.  If requested by Lender, Borrower will obtain from each of its landlords a waiver providing that Lender’s security interest in the Collateral will be senior to any lien in the Collateral which may be claimed by such landlords.

(c)
Notices to Lender.  Borrower will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Borrower’s name; (2) change in Borrower’s assumed business name(s); (3) change in the management  of Borrower or, if Borrower is a limited liability company, in the members or managers of Borrower; (4) change in the authorized signer(s); (5) change in Borrower’s principal office address; (6) change in Borrower’s state of organization; (7) conversion of Borrower to a new or different type of business entity; or (8) change in any other aspect of Borrower that directly or indirectly relates to any agreements between Borrower and Lender.  No change in Borrower’s name or state of organization will take effect until after Lender has received notice.

(d)
No Violation.  The execution and delivery of this Agreement will not violate any law or agreement governing Borrower or to which Borrower is a party, and its articles of incorporation, bylaws, operating agreement or other organizational documents do not prohibit any term or condition of this Agreement.

(e)
Enforceability of Collateral.  To the extent Collateral consists of accounts, chattel paper or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.  At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Borrower with or for the account debtor.  So long as this Agreement remains in effect, Borrower shall not, without Lender’s prior written consent, compromise, settle, adjust or extend payment under or with regard to any such Accounts.  There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

(f)
Location of the Collateral.  Except in the ordinary course of Borrower’s business, Borrower agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Borrower’s address shown above or at such other locations as are acceptable to Lender.  Upon Lender’s request, Borrower will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Borrower’s operations, including without limitation the following: (1) all real property Borrower owns or is purchasing; (2) all real property Borrower is renting or leasing; (3) all storage facilities Borrower owns, rents, leases or uses; and (4) all other properties where Collateral is or may be located.

(g)
Removal of the Collateral.  Except in the ordinary course of Borrower’s business, including the sales of inventory, Borrower shall not remove the Collateral from its existing location without Lender’s prior written consent.  To the extent that the Collateral consists of vehicles or other titled property, Borrower shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Oregon and California without Lender’s prior written consent.  Borrower shall, whenever requested, advise Lender of the exact location of the Collateral.

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(h)
Transactions involving Collateral.  Except for inventory sold or accounts collected in the ordinary course of Borrower’s business, or as otherwise provided for in this Agreement, Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.  While Borrower is not in default under this Agreement, Borrower may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business.  A sale of inventory in the ordinary course of Borrower’s business does not include a transfer in partial or total satisfaction of a debt or any bulk sale.  Borrower shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition.  Upon receipt, Borrower shall immediately deliver any such proceeds to Lender.

(i)
Title.  Borrower represents and warrants to Lender that Borrower holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement and security interests which appear in the public records.   No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented.  Borrower shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

(j)
Repairs and Maintenance.  Borrower agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect.  Borrower further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

(k)	Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

(l)
Taxes, Assessments and Liens.  Borrower will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any other of the Related Documents.  Borrower may withhold any such payment or may elect to contest any lien if Borrower is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral in not jeopardized in Lender’s sole opinion.  If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Borrower shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of any lien plus any interest, costs, attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral.  In any contest Borrower shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral.  Borrower shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.  Borrower further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner.  Borrower may withhold any such payment or may elect to contest any lien if Borrower is in good faith conducting any appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

(m)
Compliance with Governmental Regulations.  Borrower shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity.  Borrower may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s sole opinion, is not jeopardized.

(n)
Hazardous Substances.  Borrower represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of a Hazardous Substance.  The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for Hazardous Substances.   Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement.  This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

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(o)
Maintenance of Casualty Insurance.  Borrower shall procure and maintain all risk insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender.  Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.  If Borrower at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

(p)
Application of Insurance Proceeds.  Borrower shall promptly notify Lender of any loss or damage to the Collateral.  Lender may make proof of loss if Borrower fails to do so within fifteen (15) days of the casualty.  All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral.  If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Borrower from the proceeds for the reasonable cost of repair or restoration.  If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Borrower.  Any proceeds which have not been disbursed within six (6) months after their receipt and which Borrower has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

(q)
Insurance Reserves.  Lender may require Borrower to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Borrower of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid.  If fifteen (15) days before payment is due, the reserve funds are insufficient, Borrower shall upon demand pay any deficiency to Lender.  The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Borrower as they become due.  Lender does not hold the reserves funds in trust for Borrower, and Lender is not the agent of Borrower for payment of the insurance premiums required to be paid by Borrower.  The responsibility for the payment of premiums shall remain Borrower’s sole responsibility.

(r)
Insurance Reports.  Borrower, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risk insured; (3) the amount of the policy; (4) the property insured; (5) the then current value of the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy.  In addition, Borrower shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

WARNING

Unless Borrower provides Lender with evidence of the insurance coverage as required herein, Lender may purchase insurance at Borrower's expense to protect Lender's interest.  This insurance may, but need not, also protect Borrower's interest.  If the Collateral becomes damaged, the coverage Lender purchases may not pay any claim Borrower makes or any claim made against Borrower.  Borrower may later cancel this coverage by providing evidence that Borrower has obtained property coverage elsewhere.

Borrower is responsible for the cost of any insurance purchased by Lender.  The cost of this insurance may be added to the Note balances.  If the cost is added to the Note balances, the interest rate on the Notes will apply to this added amount.  The effective date of coverage may be the date Borrower's prior coverage lapsed or the date Borrower failed to provide proof of coverage.

The coverage Lender purchases may be considerably more expensive than insurance Borrower can obtain on Borrower's own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

5.      BORROWER’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS.  Until default and except as otherwise provided below with respect to accounts and above in the paragraph titled “Transactions Involving Collateral”, Borrower may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Borrower’s right to possession and beneficial use shall not apply to any collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral.  Unless otherwise notified by Lender, Borrower may collect any of the Collateral consisting of accounts.  At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for the application to the Indebtedness.  If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender take such action for that purpose as Borrower shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Borrower shall not itself be deemed to be a failure to exercise reasonable care.  Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

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6.      LENDER’S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall  not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging and paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower.  All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (3) be treated as a balloon payment which will be due and payable at the Note’s maturity.  The Agreement also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

7.      PREFERENCE PAYMENTS.  Any monies Lender pays because of an asserted preference in Borrower’s bankruptcy will become a part of the Indebtedness and, at Lender’s option, shall be payable by Borrower as provided in this Agreement.

8.      DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement.

(a)	Payment Default. Borrower fails to make any payment when due under the Indebtedness.

(b)
Other Defaults.  Borrower fails to comply with or to perform any other term, obligations, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.  If any failure, other than a failure to pay money or to comply with financial covenants and ratio requirements, is curable and if Borrower has not been given a notice of a similar breach within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower, after delivery of written notice from Lender demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance within sixty (60) days after notice is sent.

(c)
Default in Favor of Third Parties.  Failure of Borrower to comply with or to perform any other term, obligation, covenant, or condition contained in any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

(d)
False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

(e)
Dissolution, Insolvency, etc.  The dissolution of Borrower (regardless of whether election to continue is made), or any other termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

(f)
Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any Collateral securing the Indebtedness.

(g)	Adverse Change. A Material Adverse Change occurs in Borrower’s financial condition, or Lender reasonably believes the prospect of payment performance of this Indebtedness has been impaired.

(h)	Insecurity. Lender in good faith believes itself insecure.

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9.      RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code.  In addition, and without limitation, Lender may exercise any one or more of the following rights and remedies:

(a)
Accelerate Indebtedness.  Lender may declare the entire Indebtedness, including any prepayment charge which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower.  In the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional

(b)
Assemble Collateral.  Lender may require Borrower to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral.  Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender.  Lender also shall have full power to enter upon the property of Borrower to take possession of and remove the Collateral.  If the Collateral contains other goods not covered by this Agreement at the time of repossession, Borrower agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Borrower after repossession.

(c)
Sell the Collateral.  Lender shall have full power to sell, lease, transfer or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Borrower.  Lender may sell the Collateral at public auction or private sale.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Borrower, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral are to be made.  However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale.  The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition.  All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing, for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from the date of expenditure until repaid.

(d)
Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

(e)
Collect Revenues, Apply Accounts.  Lender, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral.  Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine.  Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due.   For these purposes, Lender may, on behalf of and in the name of Borrower, receive, open and dispose of mail addressed to Borrower; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral.  To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

(f)
Obtain Deficiency.  If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.  Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

(g)
Other Rights and Remedies.  Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time.  In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

(h)
Election of Remedies.  Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower under this Agreement, after Borrower’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

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10.    MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

(a)
Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

(b)
Attorneys’ Fees; Expenses.  Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help collect this Agreement, and Borrower shall pay the costs and expenses of such enforcement. This includes, subject to any limits under applicable law, Lender attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for arbitration or bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

(c)	Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

(d)
Assignments. Borrower acknowledges that Lender may sell and assign its interest in the Indebtedness, the payments due thereunder and the Collateral, in whole or in part, or sell participations therein, to an assignee (the “Assignee”).  BORROWER ACKNOWLEDGES THAT ANY ASSIGNMENT OR TRANSFER BY LENDER OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE BORROWER’S OBLIGATIONS UNDER THIS AGREEMENT.  Any Assignee shall be entitled to enforce all the rights so assigned but be under no obligation to Borrower to perform any of Lender’s obligations under this Agreement, the sole remedy of Borrower being against Lender with Borrower’s right against Lender being unaffected except as provided herein.  Borrower agrees that upon notice of assignment of the Indebtedness, it shall pay directly to the Assignee, unconditionally, all amounts which become due hereunder.  Borrower specifically covenants and agrees that it will not assert against any Assignee any claims by way of abatement, defense, set-off, counterclaim, recoupment or otherwise which Borrower may have against Lender or any third party, and BORROWER SHALL NOT ASSERT AGAINST SUCH ASSIGNEE IN ANY ACTION FOR PAYMENTS OR OTHER MONEYS PAYABLE HEREUNDER ANY DEFENSE EXCEPT THE DEFENSE OF PAYMENT TO SUCH ASSIGNEE.  Upon Lender’s request, Borrower will acknowledge to any assignee receipt of Lender’s notice of assignment.

(e)
Governing Law.  This Agreement will be governed by, construed and enforced in accordance with the laws of the State of Oregon.  This Agreement has been accepted by Lender in the State of Oregon.  If there is a lawsuit, Borrower agrees to submit to the jurisdiction of the courts located in Portland, Oregon and waives any objections that such venue is an inconvenient forum.

(f)
No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing between Lender any Borrower shall constitute a waiver of any of Lender’s rights or of any of Borrower’s obligations as to any future transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

(g)
Notices.  Any notice required to be given under the Agreement shall be given in writing, and shall be effective when actually delivered, when deposited with a reputable overnight courier for next business day delivery, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail with postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address.  Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

(h)
Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

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(i)
Waiver of Co-Obligor’s Rights.  If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquished all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

(j)
Successors and Assigns.  Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

(k)
Survival of Representations and Warranties.  All representations, warranties and agreements made by Borrower in this Agreement and the Related Documents shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

(l)	Time is of the Essence. Time is of the essence in the performance of this Agreement.

(m)	Jury Waiver. ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY.

11.    DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.   Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.  Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

(a)
Account.  The word “Account” means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or a third party Borrower acceptable to Lender).

(b)
Agreement.  The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to the Commercial Security Agreement from time to time.

(c)	Borrower. The word “Borrower” means the person designated as such on the first page of this Agreement and all other persons and entities signing the Note in whatever capacity.

(d)	Collateral. The word “Collateral” means all of Borrower’s right, title and interest in and to all the Collateral as described in Section 2 of this Agreement.

(e)
Environmental Laws.  The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1808, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto or intended to protect human health or the environment.

(f)	Event of Default. The words “Event of Default” mean any of the events of default set forth in Section 7 of this Agreement.

(g)
Hazardous Substances.  The words “Hazardous Substances” mean materials that, because of their quality, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

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(h)
Indebtedness.  The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.  The word "Indebtedness" also includes all other obligations, debts and liabilities of Borrower to Lender, as well as all claims by Lender against Borrower, that are now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

(i)
Material Adverse Change.  The words “Material Adverse Change” mean any condition or event that Lender determines has or is reasonably likely to have a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of Borrower and its subsidiaries and affiliates, if any, taken as a whole, or (b) the validity or enforceability of this Agreement or any of the other Related Documents or the rights and remedies of Lender hereunder or thereunder.

(j)
Note.  The word “Note” means the Note executed by Borrower in the principal amount of $3,000,000 of even date herewith dated September 29, 2011, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

(k)	Property. The word “Property” means all of Borrower’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

(l)
Related Documents.  The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds or trust, security deeds, collateral mortgages and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

BORROWER ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND BORROWER AGREES TO ITS TERMS.

BORROWER:

CarePayment Technologies, Inc.

By:

Name:	James T. Quist

Title:	President

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